                                                                    EXHIBIT 99.3

                                                                 [WILLIAMS LOGO]

FINANCIAL HIGHLIGHTS
(UNAUDITED)


                                                    Three months ended              Six months ended
                                                         June 30,                      June 30,
                                                 -------------------------     ------------------------
(Millions, except per-share amounts)                2002          2001*           2002          2001*
                                                 ----------     ----------     ----------    ----------
Revenues                                         $  2,155.6     $  2,921.3     $  4,636.4    $  6,130.7
Income (loss) from continuing operations         $   (349.1)    $    328.8     $   (225.9)   $    695.7
Income (loss) from discontinued operations       $       --     $     10.7     $    (15.5)   $   (157.0)
Net income (loss)                                $   (349.1)    $    339.5     $   (241.4)   $    538.7
Basic earnings (loss) per common share:
  Income (loss) from continuing operations       $     (.68)    $      .68     $     (.58)   $     1.44
  Income (loss) from discontinued operations     $       --     $      .02     $     (.03)   $     (.33)
  Net income (loss)                              $     (.68)    $      .70     $     (.61)   $     1.11
  Average shares (thousands)                        520,427        487,211        519,829       483,173
Diluted earnings (loss) per common share:
  Income (loss) from continuing operations       $     (.68)    $      .67     $     (.58)   $     1.42
  Income (loss) from discontinued operations     $       --     $      .02     $     (.03)   $     (.32)
  Net income (loss)                              $     (.68)    $      .69     $     (.61)   $     1.10
  Average shares (thousands)                        520,427        491,698        519,829       487,527
Shares outstanding at June 30 (thousands)                                         516,404       484,785


* Amounts have been restated as described in Note 1 of Notes to Consolidated Statement of Operations.


                                                             SECOND QUARTER 2002

                                                                 [WILLIAMS LOGO]

CONSOLIDATED STATEMENT OF OPERATIONS
 (UNAUDITED)



                                                                      Three months ended              Six months ended
                                                                          June 30,                      June 30,
                                                                   -------------------------     ------------------------
                  (Millions, except per-share amounts)                2002           2001*          2002          2001*
                                                                   ----------     ----------     ----------    ----------
REVENUES          Energy Marketing & Trading                       $   (195.6)    $    337.7     $    145.3    $    935.9
                  Gas Pipeline                                          381.7          368.7          805.5         790.7
                  Energy Services                                     2,003.6        2,225.1        3,743.7       4,469.4
                  Other                                                  16.4           21.0           32.3          39.5
                  Intercompany eliminations                             (50.5)         (31.2)         (90.4)       (104.8)
                                                                   ----------     ----------     ----------    ----------
                    Total revenues                                    2,155.6        2,921.3        4,636.4       6,130.7
                                                                   ----------     ----------     ----------    ----------
SEGMENT           Costs and operating expenses                        1,866.1        2,119.8        3,467.3       4,309.2
COSTS AND         Selling, general and administrative expenses          233.3          193.9          429.8         418.4
EXPENSES          Other (income) expense - net                          223.0          (89.8)         221.1         (79.7)
                                                                   ----------     ----------     ----------    ----------
                    Total segment costs and expenses                  2,322.4        2,223.9        4,118.2       4,647.9
                                                                   ----------     ----------     ----------    ----------
                  General corporate expenses                             34.1           27.0           72.3          56.4
                                                                   ----------     ----------     ----------    ----------
OPERATING         Energy Marketing & Trading                           (414.5)         263.1         (141.5)        750.0
INCOME  (LOSS)    Gas Pipeline                                          117.3          170.9          288.0         339.5
                  Energy Services                                       129.8          258.9          368.6         384.0
                  Other                                                    .6            4.5            3.1           9.3
                  General corporate expenses                            (34.1)         (27.0)         (72.3)        (56.4)
                                                                   ----------     ----------     ----------    ----------
                    Total operating income (loss)                      (200.9)         670.4          445.9       1,426.4
                                                                   ----------     ----------     ----------    ----------
                  Interest accrued                                     (278.0)        (161.1)        (495.4)       (341.1)
                  Interest capitalized                                    6.7           11.1           12.4          20.8
                  Interest rate swap loss                               (83.2)            --          (73.0)           --
                  Investing income (loss):
                    Estimated loss on realization of amounts
                      due from Williams Communications Group,
                      Inc.                                              (15.0)            --         (247.0)           --
                    Other                                                54.8           35.0           70.9          69.0
                  Preferred returns and minority interest
                    in income of consolidated subsidiaries              (21.8)         (21.7)         (37.0)        (47.0)
                  Other income - net                                     23.7            6.0           19.8          11.4
                                                                   ----------     ----------     ----------    ----------
                  Income (loss) from continuing operations
                    before income taxes                                (513.7)         539.7         (303.4)      1,139.5
                  Provision (benefit) for income taxes                 (164.6)         210.9          (77.5)        443.8
                                                                   ----------     ----------     ----------    ----------
                  Income (loss) from continuing operations             (349.1)         328.8         (225.9)        695.7
                  Income (loss) from discontinued operations               --           10.7          (15.5)       (157.0)
                                                                   ----------     ----------     ----------    ----------
                  Net income (loss)                                    (349.1)         339.5         (241.4)        538.7
                  Preferred stock dividends                              (6.8)            --          (76.5)           --
                                                                   ----------     ----------     ----------    ----------
                  Income (loss) applicable to common stock         $   (355.9)    $    339.5     $   (317.9)   $    538.7
                                                                   ==========     ==========     ==========    ==========
EARNINGS (LOSS)  Basic earnings (loss) per common share:
PER SHARE           Income (loss) from continuing operations       $     (.68)    $      .68     $     (.58)   $     1.44
                    Income (loss) from discontinued operations             --            .02           (.03)         (.33)
                                                                   ----------     ----------     ----------    ----------
                    Net income (loss)                              $     (.68)    $      .70     $     (.61)   $     1.11
                                                                   ==========     ==========     ==========    ==========
                 Diluted earnings (loss) per common share:
                    Income (loss) from continuing operations       $     (.68)    $      .67     $     (.58)   $     1.42
                    Income (loss) from discontinued operations             --            .02           (.03)         (.32)
                                                                   ----------     ----------     ----------    ----------
                    Net income (loss)                              $     (.68)    $      .69     $     (.61)   $     1.10
                                                                   ==========     ==========     ==========    ==========

* Certain amounts have been restated or reclassified as described in Note 1 of Notes to Consolidated Statement of Operations.

See accompanying notes.

                                                             SECOND QUARTER 2002

                                                                 [WILLIAMS LOGO]

NOTES TO CONSOLIDATED STATEMENT OF OPERATIONS
 (UNAUDITED)


1. BASIS OF PRESENTATION
--------------------------------------------------------------------------------

   Effective July 1, 2002, management of certain operations previously conducted by Energy Marketing & Trading, International and Petroleum Services was transferred to Midstream Gas & Liquids. These operations included natural gas liquids trading, activities in Venezuela and a petrochemical plant, respectively.

   On April 11, 2002, Williams Energy Partners acquired Williams Pipe Line, an operation within Petroleum Services. Accordingly, Williams Pipe Line's results of operations have been transferred from the Petroleum Services segment to the Williams Energy Partners segment.

   On March 27, 2002, Williams completed the sale of one of its Gas Pipeline's segments, Kern River Gas Transmission (Kern River) to MidAmerican Energy Holdings Company (MEHC). Accordingly, the results of operations for Kern River have been reflected in the Consolidated Statement of Operations as discontinued operations. Unless indicated otherwise, the information in the Notes to Consolidated Statement of Operations relates to the continuing operations of Williams (see Note 5).

   Prior period segment amounts have been restated to reflect the above mentioned changes.

   Certain other amounts in the Consolidated Statement of Operations for 2001 have been reclassified to conform to the current classifications.


2. SEGMENT REVENUES AND PROFIT (LOSS)
--------------------------------------------------------------------------------

   Segment revenues and profit (loss) for the three and six months ended June 30, 2002 and 2001, are as follows:

                                            Three months ended June 30,
                                       Revenues              Segment Profit (Loss)
                                ----------------------      ----------------------
(millions)                        2002          2001*         2002         2001*
                                --------      --------      --------      --------
Energy Marketing & Trading      $ (278.6)     $  337.7      $ (497.5)     $  262.2
                                --------      --------      --------      --------
Gas Pipeline                       381.7         368.7         156.7         181.0
                                --------      --------      --------      --------
Energy Services:
  Exploration & Production         230.8         107.2          95.4          45.2
  International                      9.1           8.4         (57.0)         (9.5)
  Midstream Gas & Liquids          505.7         545.5          84.6          64.5
  Petroleum Services             1,154.0       1,461.7         (20.7)        130.1
  Williams Energy Partners         104.0         102.3          29.5          33.7
  Merger-related costs and
   non-compete amortization           --            --            --           (.1)
                                --------      --------      --------      --------
  Total Energy Services          2,003.6       2,225.1         131.8         263.9
                                --------      --------      --------      --------
Other                               16.4          21.0            --           4.1
Intercompany eliminations           32.5         (31.2)           --            --
                                --------      --------      --------      --------
Total segments                  $2,155.6      $2,921.3      $ (209.0)     $  711.2
                                ========      ========      ========      ========


* Certain amounts have been restated or reclassified as described in Note 1.


                                           Six months ended June 30,
                                       Revenues              Segment Profit (Loss)
                                ----------------------      ----------------------
(millions)                        2002          2001*         2002         2001*
                                --------      --------      --------      --------
Energy Marketing & Trading      $   76.4      $  935.9      $ (214.4)     $  751.7
                                --------      --------      --------      --------
Gas Pipeline                       805.5         790.7         346.9         357.7
                                --------      --------      --------      --------
Energy Services:
  Exploration & Production         458.5         249.6         201.7         100.4
  International                     18.0          12.7         (77.5)        (30.6)
  Midstream Gas & Liquids          975.3       1,211.5         172.5         104.1
  Petroleum Services             2,095.8       2,795.7           9.7         147.1
  Williams Energy Partners         196.1         199.9          56.4          56.5
  Merger-related costs and
   non-compete amortization           --            --            --          (1.5)
                                --------      --------      --------      --------
  Total Energy Services          3,743.7       4,469.4         362.8         376.0
                                --------      --------      --------      --------
Other                               32.3          39.5           2.3           8.9
Intercompany eliminations          (21.5)       (104.8)           --            --
                                --------      --------      --------      --------
Total segments                  $4,636.4      $6,130.7      $  497.6      $1,494.3
                                ========      ========      ========      ========

* Certain amounts have been restated or reclassified as described in Note 1.


                                                             SECOND QUARTER 2002

                                                                 [WILLIAMS LOGO]

 (UNAUDITED)


2. SEGMENT REVENUES AND PROFIT (LOSS) (continued)
--------------------------------------------------------------------------------


  The following tables reflect the reconciliation of revenues and operating income (loss) as reported in the Consolidated Statement of Operations to segment revenues and segment profit (loss).

--------------------------------------------------------------------------------------------------------
                                THREE MONTHS ENDED JUNE 30, 2002      Three months ended June 30, 2001*
--------------------------------------------------------------------------------------------------------
                                          INTERCOMPANY                            Intercompany
                                            INTEREST    SEGMENT                     Interest    Segment
(millions)                     REVENUES    RATE SWAPS   REVENUES       Revenues    Rate Swaps   Revenues
----------------------------  ----------   ----------   --------      ----------   ----------   --------
Energy Marketing & Trading    $   (195.6)  $    (83.0)  $ (278.6)     $    337.7   $       --   $  337.7
Gas Pipeline                       381.7           --      381.7           368.7           --      368.7
Energy Services                  2,003.6           --    2,003.6         2,225.1           --    2,225.1
Other                               16.4           --       16.4            21.0           --       21.0
Intercompany eliminations          (50.5)        83.0       32.5           (31.2)          --      (31.2)
                              ----------   ----------   --------      ----------   ----------   --------
Total segments                $  2,155.6   $       --   $2,155.6      $  2,921.3   $       --   $2,921.3
                              ----------   ----------   --------      ----------   ----------   --------


-------------------------------------------------------------------------------------------------------------------------------
                                       THREE MONTHS ENDED JUNE 30, 2002                 Three months ended June 30, 2001*
-------------------------------------------------------------------------------------------------------------------------------
                                OPERATING    EQUITY    INTERCOMPANY   SEGMENT     Operating    Equity    Intercompany   Segment
                                 INCOME     EARNINGS     INTEREST     PROFIT        Income    Earnings     Interest     Profit
(millions)                       (LOSS)     (LOSSES)    RATE SWAPS    (LOSS)       (Loss)     (Losses)    Rate Swaps    (Loss)
---------------------------     ---------   --------   ------------   -------     ---------   --------   ------------   -------
Energy Marketing & Trading      $  (414.5)  $     --     $ (83.0)     $(497.5)    $   263.1   $    (.9)    $    --      $ 262.2
Gas Pipeline                        117.3       39.4          --        156.7         170.9       10.1          --        181.0
Energy Services                     129.8        2.0          --        131.8         258.9        5.0          --        263.9
Other                                  .6        (.6)         --           --           4.5        (.4)         --          4.1
                                ---------   --------     -------      -------     ---------   --------     -------      -------
Total segments                     (166.8)  $   40.8     $ (83.0)     $(209.0)        697.4   $   13.8     $    --      $ 711.2
                                ---------   --------     -------      -------     ---------   --------     -------      -------
General corporate expenses          (34.1)                                            (27.0)
                                ---------                                         ---------
Total operating income (loss)   $  (200.9)                                        $   670.4
                                =========                                         =========

* Certain amounts have been restated as described in Note 1.

--------------------------------------------------------------------------------------------------------
                                 SIX MONTHS ENDED JUNE 30, 2002        Six months ended June 30, 2001*
--------------------------------------------------------------------------------------------------------
                                          INTERCOMPANY                            Intercompany
                                            INTEREST    SEGMENT                     Interest    Segment
(millions)                     REVENUES    RATE SWAPS   REVENUES       Revenues    Rate Swaps   Revenues
----------------------------  ----------   ----------   --------      ----------   ----------   --------
Energy Marketing & Trading    $    145.3   $    (68.9)  $   76.4      $    935.9   $       --   $  935.9
Gas Pipeline                       805.5           --      805.5           790.7           --      790.7
Energy Services                  3,743.7           --    3,743.7         4,469.4           --    4,469.4
Other                               32.3           --       32.3            39.5           --       39.5
Intercompany eliminations          (90.4)        68.9      (21.5)         (104.8)          --     (104.8)
                              ----------   ----------   --------      ----------   ----------   --------
Total segments                $  4,636.4   $       --   $4,636.4      $  6,130.7   $       --   $6,130.7
                              ----------   ----------   --------      ----------   ----------   --------


--------------------------------------------------------------------------------------------------------------------------------
                                       SIX MONTHS ENDED JUNE 30, 2002                  Six months ended June 30, 2001*
--------------------------------------------------------------------------------------------------------------------------------
                                OPERATING    EQUITY    INTERCOMPANY   SEGMENT     Operating    Equity    Intercompany   Segment
                                 INCOME     EARNINGS     INTEREST     PROFIT        Income    Earnings     Interest      Profit
(millions)                       (LOSS)     (LOSSES)    RATE SWAPS    (LOSS)       (Loss)     (Losses)    Rate Swaps     (Loss)
---------------------------     ---------   --------   ------------   -------     ---------   --------   ------------   --------
Energy Marketing & Trading      $  (141.5)  $   (4.0)    $ (68.9)     $(214.4)    $   750.0   $    1.7     $    --      $  751.7
Gas Pipeline                        288.0       58.9          --        346.9         339.5       18.2          --         357.7
Energy Services                     368.6       (5.8)         --        362.8         384.0       (8.0)         --         376.0
Other                                 3.1        (.8)         --          2.3           9.3        (.4)         --           8.9
                                ---------   --------     -------      -------     ---------   --------     -------      --------
Total segments                      518.2   $   48.3     $ (68.9)     $ 497.6       1,482.8   $   11.5     $    --      $1,494.3
                                ---------   --------     -------      -------     ---------   --------     -------      --------
General corporate expenses          (72.3)                                            (56.4)
                                ---------                                         ---------
Total operating income (loss)   $  (445.9)                                        $ 1,426.4
                                =========                                         =========


* Certain amounts have been restated as described in Note 1.

                                                             SECOND QUARTER 2002

                                                                 [WILLIAMS LOGO]

 (UNAUDITED)


2. SEGMENT REVENUES AND PROFIT (LOSS) (continued)
--------------------------------------------------------------------------------

   Segment profit (loss) includes equity earnings (losses) and certain income
(loss) from investments which are reported in investing income (loss) in the Consolidated Statement of Operations. Equity earnings (losses) are from investments accounted for under the equity method. Income (loss) from investments results from the management of investments in certain equity instruments. For the three and six months ended June 30, 2002 and 2001, there was no income (loss) from investments which met the definition for inclusion in segment profit (loss).

   In first-quarter 2002, Williams began managing its interest rate risk on an enterprise basis. The more significant of these risks relate to its debt instruments and its energy risk management and trading portfolio. To facilitate the management of the risk, entities within Williams may enter into intercompany derivative instruments (usually swaps) with the corporate parent. On a consolidated basis, the level, term and nature of derivative instruments entered into with external parties are determined. Energy Marketing & Trading has entered into intercompany interest rate swaps with the corporate parent, the effect of which is included in Energy Marketing & Trading's segment revenues and segment profit (loss) as shown in the reconciliation above. The results of interest rate swaps with external counter parties are shown as interest rate swap loss in the Consolidated Statement of Operations below operating income
(loss).


3. ASSET SALES, IMPAIRMENTS AND OTHER ACCRUALS
--------------------------------------------------------------------------------

   As previously disclosed, Williams offered an enhanced-benefit early retirement option to certain employee groups. The deadline for electing the early retirement option was April 26, 2002. The three and six months ended June 30, 2002, reflects $30 million of expense associated with the early retirement, of which $24 million is recorded in selling, general and administrative expenses and the remaining in general corporate expenses.

   Significant gains or losses from asset sales, impairments and other accruals included in other (income) expense - net within segment costs and expenses are as follows:


                                                    Three months ended              Six months ended
                                                         June 30,                      June 30,
                                                 -------------------------     ------------------------
(millions)                                          2002           2001           2002          2001
                                                 ----------     ----------     ----------    ----------
ENERGY MARKETING & TRADING
   Net loss accruals and write-offs              $     83.7     $       --     $     83.7    $       --
   Impairment of goodwill                              57.5             --           57.5
GAS PIPELINE
   Gain on sale of limited
     partner units of Northern
     Border Partners, L.P.                               --          (27.5)            --         (27.5)
   Write-off of cancelled project                       7.5             --            7.5            --
ENERGY SERVICES:
  INTERNATIONAL
     Impairment of soda ash
       mining facility                                 44.1             --           44.1            --
  MIDSTREAM GAS & LIQUIDS
     Impairment of south Texas
       assets                                            --           10.9             --          10.9
  PETROLEUM SERVICES
     Gain on sale of certain
       convenience stores                                --          (72.1)            --         (72.1)
     Impairment of end-to-end
       mobile computing systems
       business                                          --             --             --          11.2
     Impairment and other loss
       accruals for travel centers                     27.0             --           27.0            --

   In a Form 8-K filed on May 28, 2002, Williams announced a plan that is designed to further improve the company's financial position and more narrowly focus its business strategy within its major business units. Part of this plan includes the generation of $1.5 billion to $3 billion of proceeds from the sale of assets or businesses. Williams is evaluating the assets and businesses that fit within its new, more narrowly focused business strategy. Management has determined that certain assets and/or businesses are more-likely-than-not to be disposed before the end of their previously estimated useful lives. These assets and/or businesses were evaluated for recoverability on a held for use basis pursuant to Statement of Financial Accounting Standards (SFAS) No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." Any impairment loss recognized in second-quarter 2002 was based upon management's estimate of fair value.

                                                             SECOND QUARTER 2002

                                                                 [WILLIAMS LOGO]

 (UNAUDITED)



   Additionally, as Williams has more narrowly focused its business strategy and reduced planned capital spending, certain projects will not be further developed. As a result, Williams has written-off capitalized costs and accrued for estimated costs associated with termination of these projects. With the exception of the $12.3 million which is included in equity earnings (losses) (see Note 4), these amounts are reflected in other (income) expense - net as detailed in the preceding table.

     Energy Marketing & Trading's partial impairment of goodwill under SFAS No. 142, "Goodwill and Other Intangible Assets," results from deteriorating market conditions surrounding the Energy Marketing & Trading unit. Energy Marketing & Trading's net loss accruals and write-offs include accruals for commitments for certain assets that were previously planned to be used in power projects.

4. INVESTING INCOME (LOSS)
--------------------------------------------------------------------------------

Estimated loss on realization of amounts due from Williams Communications Group, Inc.

     In second-quarter 2002, Williams recorded in continuing operations an additional pre-tax charge of $15 million related to Williams Communications Group, Inc. (WCG), including an assessment of the recoverability of certain receivables and claims from WCG. For the six months ended June 30, 2002, Williams has recorded in continuing operations pre-tax charges of $247 million related to the recoverability of these receivables and claims. These receivables and claims result from Williams performing on $2.15 billion of guarantees and payment obligations, amounts due from WCG related to a deferred payment for services and a minimum lease payment receivable from WCG related to WCG's headquarters building and other assets. At June 30, 2002, Williams estimates that approximately $2.2 billion of the $2.5 billion of receivables from WCG are not recoverable.

     On April 22, 2002, WCG filed for bankruptcy protection under Chapter 11 of the U. S. Bankruptcy Code. On July 26, 2002, WCG executed a Settlement Agreement. The Settlement Agreement between Williams, WCG, the Official Committee of Unsecured Creditors and Leucadia National Corporation included agreements where Williams will sell $2.26 billion of its claims against WCG to Leucadia for $180 million and sell the headquarters building to WCG for $145 million comprised of $45 million in cash and a $100 million note. The transactions contemplated by the Settlement Agreement are subject to approval of the bankruptcy court and would close after such approval and after satisfaction of all conditions therein.

     At June 30, 2002, estimated recoveries of Williams' receivables and claims from WCG were based on the agreements included in the Settlement Agreement. Actual recoveries may ultimately differ from currently estimated recoveries as the agreements could be voided or amended as issues or challenges may be raised in the bankruptcy proceedings prior to finalization of the Plan. If the agreements were voided or amended, Williams' actual recoveries could differ from currently estimated recoveries as numerous factors will affect any recovery, including the form of consideration that Williams may receive from WCG's restructuring under bankruptcy, WCG's future performance, the length of time WCG remains in bankruptcy, customer reaction to WCG's bankruptcy filing, challenges to Williams claims which may be raised in the bankruptcy proceedings, negotiations among WCG's secured creditors, its unsecured creditors and Williams, and the resolution of any related claims, issues or challenges that may be raised in the bankruptcy proceedings.


Other

   Other investing income for the three and six months ended June 30, 2002 and 2001, is as follows:

                               Three months ended    Six months ended
                                    June 30,             June 30,
                               ------------------    -----------------
(millions)                      2002        2001      2002       2001
                               ------      ------    ------     ------
Equity earnings (losses)*      $ 40.8      $ 13.8    $ 48.3     $ 11.5
Interest income and other        14.0        21.2      22.6       57.5
                               ------      ------    ------     ------
Total                          $ 54.8      $ 35.0    $ 70.9     $ 69.0
                               ------      ------    ------     ------

*Item also included in segment profit.

   Equity earnings (losses) for the three and six months ended June 30, 2002, includes $27.4 million, reflecting a contractual construction completion fee received by an equity affiliate of Williams whose operations are accounted for under the equity method of accounting. This equity investment served as the general contractor for Gulfstream Pipeline, also an equity affiliate of Williams. This fee is associated with the early completion during second-quarter of the construction of a pipeline and was capitalized by Gulfstream Pipeline as property, plant and equipment. Gulfstream Pipeline is subject to Federal Energy Regulatory Commission (FERC) regulations and the fee is included in its rate base.

     Also included in equity earnings (losses) for the three and six months ended June 30, 2002, is a $12.3 million write-down of a Gas Pipeline's investment in a pipeline project which has been canceled.


                                                             SECOND QUARTER 2002

                                                                 [WILLIAMS LOGO]

 (UNAUDITED)


5. DISCONTINUED OPERATIONS
--------------------------------------------------------------------------------

Kern River

   On March 27, 2002, Williams completed the sale of its Kern River pipeline for $450 million in cash and the assumption by the purchaser of $510 million in debt. As part of the agreement, $32.5 million of the purchase price was contingent upon Kern River receiving a certificate from the FERC to construct and operate a future expansion. This certificate was received and the contingent payment will be recognized as income from discontinued operations in third-quarter 2002. In accordance with SFAS No. 144, the results of operations for Kern River have been reflected in the Consolidated Statement of Operations as discontinued operations.

Williams Communications Group, Inc.

   On March 30, 2001, Williams' board of directors approved a tax-free spinoff of WCG to Williams' shareholders.Williams distributed 398.5 million shares, or approximately 95 percent of the WCG common stock held by Williams on April 23, 2001. In accordance with Accounting Principles Board Opinion No. 30, "Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual, and Infrequently Occurring Events and Transactions," the results of operations for WCG have been reflected in the Consolidated Statement of Operations as discontinued operations.

   Summarized results of discontinued operations for the three and six months ended June 30, 2002 and 2001, are as follows:

                               Three months ended     Six months ended
                                    June 30,              June 30,
                               ------------------    ------------------
(millions)                      2002        2001      2002        2001
                               ------      ------    ------     -------
Kern River:
   Income from operations
    before income taxes        $   --      $ 16.8    $ 13.5     $  34.9
   Loss on sale of
     Kern River                    --          --     (38.1)         --
   (Provision) benefit for
     income taxes                  --        (6.1)      9.1       (12.8)
                               ------      ------    ------     -------
   Income (loss) from
     Kern River                    --        10.7     (15.5)       22.1
                               ------      ------    ------     -------

WCG:
   Loss from operations
    before income taxes            --          --        --      (271.3)
   Benefit for income
    taxes                          --          --        --        92.2
                               ------      ------    ------     -------
    Loss from WCG                  --          --        --      (179.1)
                               ------      ------    ------     -------

Total income (loss)
  from discontinued
  operations                   $   --      $ 10.7    $(15.5)    $(157.0)
                               ------      ------    ------     -------


6. PREFERRED DIVIDENDS
--------------------------------------------------------------------------------

   Concurrent with the sale of Kern River to MEHC, Williams issued approximately
1.5 million shares of 9 -7/8 percent cumulative convertible preferred stock to MEHC for $275 million. The terms of the preferred stock allow the holder to convert, at any time, one share of preferred stock into 10 shares of Williams' common stock at $18.75 per share. Preferred shares have a liquidation preference equal to the stated value of $187.50 per share plus any dividends accumulated and unpaid. Dividends on the preferred stock are payable quarterly.

   Preferred dividends for the six months ended June 30, 2002, include $69.4 million associated with the accounting for a convertible security with a beneficial conversion feature. This is accounted for as a noncash dividend (reduction to retained earnings) and results from the conversion price being less than the market price of Williams common stock on the issuance date of the preferred stock. The reduction in retained earnings was offset by an increase in capital in excess of par value.